Exhibit 10.3

SEVENTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 10, 2014

Among

PARSLEY ENERGY, L.P.,
as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,
as General Partner,

PARSLEY ENERGY, INC.,

as PEI,

PARSLEY ENERGY, LLC,
as Parent,

Wells Fargo Bank, National Association,
as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

BMO Harris Bank, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

________________________________

Wells Fargo Securities, LLC
Sole Lead Arranger and Sole Bookrunner

________________________________

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”) dated as of November 10, 2014, is among Parsley Energy, L.P., a limited partnership duly formed and existing under the laws of the state of Texas (the “Borrower”); Parsley Energy Management, LLC, a Texas limited liability company (the “General Partner”); Parsley Energy, LLC, a Delaware limited liability company (the “Parent”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the General Partner and the Parent, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.The Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated December 20, 2013, the Second Amendment to Amended and Restated Credit Agreement dated February 5, 2014, the Third Amendment to Amended and Restated Credit Agreement dated April 15, 2014, the Fourth Amendment to Amended and Restated Credit Agreement dated May 2, 2014, the Fifth Amendment to Amended and Restated Credit Agreement dated May 9, 2014 and the Sixth Amendment to Amended and Restated Credit Agreement dated September 5, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Seventh Amendment.

C.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Seventh Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Seventh Amendment (unless otherwise indicated).  Unless otherwise indicated, all section references in this Seventh Amendment refer to sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02 – Certain Defined Terms.

(a)The following definitions are hereby amended and restated in their entirety to read as follows:

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“Borrowing Base Deficiency” occurs at any time the total Revolving Credit Exposures exceeds the lesser of (a) the Borrowing Base then in effect and (b) the Aggregate Elected Borrowing Base Commitments then in effect.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06, (b) increased or reduced from time to time pursuant to Section 2.07(g), and (c) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b).  The amount representing each Lender’s Commitment shall at any time be the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base and (iii) such Lender’s Applicable Percentage of the then effective Aggregate Elected Borrowing Base Commitments.

“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to Section 2.07(g)(ii) or pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Maximum Credit Amount”  means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) increased or reduced from time to time pursuant to Section 2.07(g)(ii)(C) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

(b)The following definition are hereby added where alphabetically appropriate to read as follows:

“Additional Lenders” has the meaning ascribed such term in Section 2.07(g)(ii).

“Aggregate Elected Borrowing Base Commitments” means (a) on the Seventh Amendment Effective Date, $365,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(g).

“Increase Effective Date” has the meaning ascribed such term in Section 2.07(g)(ii).

“Increase Notice” has the meaning ascribed such term in Section 2.07(g)(ii).

“Lender Certificate” has the meaning ascribed such term in Section 2.07(g)(ii).

“Seventh Amendment” means that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of November 10, 2014, among the Borrower, the

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General Partner, the Parent, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2Amendment to Section 2.02(d).  The first sentence of Section 2.02(d) is hereby amended and restated in full as follows:

Upon request of such Lender, the Loans made by a Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, and, in the case of (i) any Lender party hereto as of the date of this Agreement, such Note shall be dated as of the date of this Agreement, (ii) any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Borrowing Base Commitments pursuant to Section 2.07(g), such Note shall be dated as of the effective date of such increase, or (iii) in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption, such Note shall be dated as of the effective date of the Assignment and Assumption, payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed.

2.3Amendments to Section 2.03.  Section 2.03 is hereby amended as follows:

(a)clause (v) is hereby amended by deleting the phrase “then effective Borrowing Base” therein and replacing such phrase with “then effective Borrowing Base and the then effective Aggregate Elected Borrowing Base Commitments”.

(b)the parenthetical “(i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base)” therein is hereby deleted and such parenthetical is replaced with the following parenthetical “(i.e., the lesser of (x) the Aggregate Maximum Credit Amounts and (y) the lesser of (i) the then effective Borrowing Base and (ii) the then effective Aggregate Elected Borrowing Base Commitments)”.

2.4Amendment to Section 2.07.Section 2.07 is hereby amended by adding the following subsection (g) thereto as follows:

(g)Reduction/Termination of Aggregate Elected Borrowing Base Commitments; Additional Lenders; Increase in Aggregate Elected Borrowing Base Commitments.

(i)The Borrower may from time to time by written notice to the Administrative Agent reduce or terminate the Aggregate Elected Borrowing Base Commitments; provided that (A) each reduction of the Aggregate Elected Borrowing Base Commitments shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 (other than in connection with a Scheduled Redetermination or Interim Redetermination) and (B) such reduction or termination shall not become effective if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c)(i), the total Revolving Credit Exposures would exceed the total Commitments.  The Borrower shall notify the Administrative Agent of any election to reduce or terminate the Aggregate Elected Borrowing Base Commitments under this Section 2.07(g)(i) at least three Business Days prior to the effective

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date of such reduction or termination, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof; provided that a notice of termination of the Aggregate Elected Borrowing Base Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Each notice delivered by the Borrower pursuant to this Section 2.07(g)(i) shall be irrevocable.  Each reduction of the Aggregate Elected Borrowing Base Commitments shall occur on the effective date of such reduction specified in such written notice and shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

(ii)(A) Subject to the conditions set forth in Section 2.07(g)(ii)(B), the Borrower may, at any time and from time to time increase the Aggregate Elected Borrowing Base Commitments up to an amount not to exceed the then effective Borrowing Base by providing written notice of such requested increase to the Administrative Agent (an “Increase Notice”).  Each such Increase Notice shall specify (x) the proposed effective date of the increase (the “Increase Effective Date”), which date shall be no earlier than ten (10) Business Days after receipt by the Administrative Agent of such Increase Notice and (y) the amount of such requested increase to the Aggregate Elected Borrowing Base Commitments.

(B)Any increase in the Aggregate Elected Borrowing Base Commitments shall be subject to the following additional conditions:

(1)such increase shall be in an aggregate amount that is an integral multiple of $5,000,000 and not less than $10,000,000 (or such lesser amount up to the Borrowing Base), unless in each case the Administrative Agent otherwise consents to a lesser amount;

(2)both immediately before and immediately after giving effect to such increase and any Borrowing made on the date of such increase, no Default, Event of Default or Borrowing Base Deficiency exists or would exist;

(3)the Borrower shall have paid to the Administrative Agent, the Arranger and the Lenders all fees and other amounts due and payable on or prior to the effective date of such increase (including in connection with such increase);

(4)immediately after giving effect to such increase, the Aggregate Elected Borrowing Base Commitments do not exceed the Borrowing Base then in effect;

(5)no Lender shall be obligated to provide any portion of such increase in the Aggregate Elected Borrowing Base Commitments (it being understood that any Lender’s decision to agree to participate in such increase shall be made in its sole and absolute discretion and only with such Lender’s prior written consent);

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(6)the Borrower may seek commitments in respect of such increase, in its sole discretion, from either existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) or from one or more additional banks or financial institutions with the prior written consent of each of the Administrative Agent and the Issuing Bank (such consent not to be unreasonably withheld or delayed) (“Additional Lenders”);

(7)Each existing Lender or Additional Lender that agrees to provide any portion of such increase shall evidence its agreement by executing and delivering to the Borrower and the Administrative Agent a certificate substantially in the form of Exhibit H hereto (a “Lender Certificate”); and

(8)the Administrative Agent shall have received Lender Certificates with commitments in an aggregate amount equal to the requested increase to the Aggregate Elected Borrowing Base Commitments as specified in the Increase Notice (or such lesser amount as the Borrower may elect in its sole discretion).

(C)Subject to the satisfaction of the conditions specified in Section 2.07(g)(ii)(B), the requested increase to the Aggregate Elected Borrowing Base Commitments shall become effective on the Increase Effective Date, and upon such effectiveness:  (1) the Aggregate Elected Borrowing Base Commitments automatically without further action by the Borrower, the Administrative Agent, the Issuing Bank or any Lender shall be increased by an amount equal to the aggregate amount indicated in the executed Lender Certificates; and (2) the Aggregate Maximum Credit Amounts of the Lenders will be reallocated so that after giving effect to the increase to the Aggregate Elected Borrowing Base Commitments, each Lender will hold a Maximum Credit Amount equal to such Lender’s portion of the Aggregate Elected Borrowing Base Commitments.  The Administrative Agent, the Lenders and the Borrower hereby consent and agree to such reallocation.  On the Increase Effective Date, the Administrative Agent shall distribute to the Borrower and the Lenders (including each Additional Lender) a revised Annex I to this Agreement, which shall set forth the Maximum Credit Amount and the Commitment of each Lender after giving effect to such reallocation, and such revised Annex I shall amend and restate and supersede and replace Annex I to this Agreement as in effect immediately prior to the Increase Effective Date.  With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption, as if the Lenders had executed an Assignment Agreement with respect to such allocation.  On the Increase Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of this Agreement.  Notwithstanding Section 12.04(b)(ii)(C), no Person shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with such assignments.  If, on the Increase Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02 in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

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(iii)Notwithstanding anything herein to the contrary, contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Borrowing Base Commitments ratably among the Lenders and (B) each Lender has consented to such increase in the Aggregate Elected Borrowing Base Commitments, then the Aggregate Elected Borrowing Base Commitments shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount requested by the Borrower (subject to the conditions set forth in Section 2.07(g)(ii)(B)) without the requirement that any Lender deliver a Lender Certificate.

2.5Amendments to Section 2.08(b).Section 2.08(b) is hereby amended as follows:

(a)clause (vi) is hereby amended by deleting the phrase “then effective Borrowing Base” therein and replacing such phrase with “then effective Borrowing Base and the then effective Aggregate Elected Borrowing Base Commitments”.

(b)the parenthetical “(i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base)” therein is hereby deleted and such parenthetical is replaced with the following parenthetical “(i.e., the lesser of (x) the Aggregate Maximum Credit Amounts and (y) the lesser of (i) the then effective Borrowing Base and (ii) the then effective Aggregate Elected Borrowing Base Commitments)”.

2.6Amendment to Exhibit B.  Exhibit B is hereby amended by deleting the phrase “Borrowing Base” therein and replacing such phrase with “Aggregate Elected Borrowing Base Commitments”.

2.7Amendment to Exhibits.Exhibit H attached to this Third Amendment is hereby added to the Exhibits following Exhibit G.

Section 3.Borrowing Base Increase.  For the period from and including the Seventh Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $575,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.12(c) or 9.12(d).  For the avoidance of any doubt, this Borrowing Base increase shall constitute the October 1, 2014 Scheduled Redetermination.

Section 4.Conditions of Effectiveness. This Seventh Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Seventh Amendment Effective Date”):

(a)The Administrative Agent shall have received from PEI, the Borrower, the General Partner, the Parent, each other Obligor and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Person.

(b)The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including,

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to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement (including, to the extent invoiced on or prior to the Seventh Amendment Effective Date, the fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).

(c)No Default or Event of Default shall have occurred and be continuing as of the Seventh Amendment Effective Date.

(d)The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(e)The Administrative Agent shall have received duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(f)The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Seventh Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Majority Lenders.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.Miscellaneous.

(a)Confirmation.  The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.

(b)Ratification and Affirmation; Representations and Warranties.  Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Seventh Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Seventh Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material

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respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c)Counterparts.  This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

(d)NO ORAL AGREEMENT.  THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)GOVERNING LAW.  THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f)Loan Document.  This Seventh Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g)Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h)Severability.  Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, L.P.
By: PARSLEY ENERGY MANAGEMENT, LLC, its general partner By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: President
GENERAL PARTNER:	PARSLEY ENERGY MANAGEMENT, LLC
By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: President
PARENT:	PARSLEY ENERGY, LLC
PEI:	By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: President PARSLEY ENERGY, INC. By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: President
GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC
By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: Manager

[Seventh Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC
By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: Manager
GUARANTOR:	PARSLEY FINANCE CORP. By: /s/ Bryan Sheffield Name: Bryan Sheffield Title: President

[Seventh Amendment Signature Page]

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Edward Pak Name: Edward Pak Title: Director

[Seventh Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.
By: /s/ Anson Williams Name: Anson Williams Title: Authorized Officer

[Seventh Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.
By: /s/ Gumaro Tijerina Name: Gumaro Tijerina Title: Managing Director

[Seventh Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A. By: /s/ Sherrese Clarke Name: Sherrese Clarke Title: Authorized Signatory

[Seventh Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH By: /s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory By: /s/ Samuel Miller Name: Samuel Miller Title: Authorized Signatory

[Seventh Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS By: /s/ Thomas E. Stelmar, Jr. Name: Thomas E. Stelmar, Jr. Title: Senior Vice President

[Seventh Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK By: /s/ Jack Herndon Name: Jack Herndon Title: Senior Vice President

[Seventh Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

[Seventh Amendment Signature Page]

Exhibit H

FORM OF LENDER CERTIFICATE

________, 201___

To: Wells Fargo Bank, National Association, as Administrative Agent

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, PEI, the General Partner, the Parent, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meaning specified in the Credit Agreement.

[Language for Existing Lender]

[Please be advised that pursuant to Section 2.07(g)(ii)(B) of the Credit Agreement, the undersigned has agreed (a) to increase its Commitment under the Credit Agreement effective on the Increase Effective Date from $________________ to $____________ and (b) that, from and after the Increase Effective Date, it shall continue to be a Lender in all respects under the Credit Agreement and the other Loan Documents.

The undersigned hereby: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Certificate and to consummate the transactions contemplated hereby, (ii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Certificate and to increase its Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.]

[Language for New Lender]

[Please be advised that that pursuant to Section 2.07(g)(ii)(B) of the Credit Agreement, the undersigned has agreed (a) to become a Lender under the Credit Agreement effective on the Increase Effective Date with a Commitment of $____________ and (b) that, from and after the Increase Effective Date, it shall be deemed to be a Lender in all respects under the Credit Agreement and the other Loan Documents and shall be bound thereby.

The undersigned hereby: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Certificate and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are

Exhibit H

Seventh Amendment

Exhibit H

required to be satisfied by it in order to become a Lender under the Credit Agreement, (iii) from and after the Increase Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Certificate and to acquire its Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if the undersigned is a Foreign Lender, any documentation required to be delivered by the undersigned pursuant to Section 5.03(e) of the Credit Agreement has been duly completed and executed and delivered to the Borrower and the Administrative Agent; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.]

Very truly yours,

[EXISTING/NEW LENDER]

By:

Name:

Title:

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By:

Name:

Title:

Accepted and Agreed:

PARSLEY ENERGY, L.P.
By: PARSLEY ENERGY MANAGEMENT, LLC, its general partner By: ______________________________________ Name: Bryan Sheffield Title: President

Exhibit H

Seventh Amendment